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                                                                    Exhibit 10.4

                                 FIRST AMENDMENT
                                       TO
                                 REVOLVING NOTE
                                      FROM
                             THE J. JILL GROUP, INC.
                                       TO
               BANKNORTH, N.A. f/k/a Peoples Heritage Bank, N.A.,
               successor by merger to Bank of New Hampshire, N.A.

         This First Amendment to Revolving Note from The J. Jill Group, Inc. to Banknorth, N.A. f/k/a Peoples Heritage Bank, N.A., successor by merger to Bank of New Hampshire, N.A. is dated as of July 25, 2002.

                             W I T N E S S E T H:

         Reference is made to that certain Revolving Note dated as of June 29, 2001 from The J. Jill Group, Inc. to BankNorth, N.A. f/k/a Peoples Heritage Bank, N.A., successor by merger to Bank of New Hampshire, N.A. in the face amount of Ten Million Dollars ($10,000,000) (the "REVOLVING NOTE").

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the REVOLVING NOTE is hereby amended by deleting the date "June 1, 2003" set forth in the second paragraph of the REVOLVING NOTE and substituting therefor the words "Termination Date."

         Except as modified hereby, the REVOLVING NOTE remains in full force and effect and is hereby confirmed and republished.

         EXECUTED as an instrument under seal as of July 25, 2002.

                               THE J. JILL GROUP, INC.

                               By: /s/ Linda L. Trudel
                                   --------------------------------------------
                                   Name: Linda L. Trudel
                                   Title: Vice President/Corporate Controller

                               BANKNORTH, N.A. f/k/a Peoples Heritage
                               Bank, N.A., successor by merger to Bank of New Hampshire, N.A.

                               By: /s/ Jon R. Sundstrom
                                   --------------------------------------------
                                   Name: Jon R. Sundstrom
                                   Title: Senior Vice President